UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2005

NEENAH PAPER, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 8.01 Other Events

The commentary to Section 303A.03 of the New York Stock Exchange ("NYSE") Listing Standards requires each listed company to disclose in its proxy statement for annual stockholder meetings the name of  the director chosen to preside in executive sessions of non-management directors or, alternatively, the procedure by which a presiding director is chosen for each session.  Although Neenah Paper, Inc. (the "Company") holds regularly scheduled executive sessions of non-management directors, the Company has not designated a single presiding director to preside at the sessions.  Instead, a director is chosen on an ad hoc basis to preside at each of the executive sessions. The Company inadvertently failed to identify this process in its proxy statement for the 2005 Annual Meeting of Stockholders and was notified of this omission by the NYSE on November 10, 2005. The Company will include such disclosure in the proxy statement for its 2006 Annual Meeting of Stockholders.

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: November 15, 2005	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Vice President, General Counsel and Secretary

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